                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 10, 1999
                                                  ------------------


                   Wells Real Estate Investment Trust, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                    Maryland
--------------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


       0-25739                                             58-2328421
------------------------                      ----------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


               3885 Holcomb Bridge Road, Norcross, Georgia 30092
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code     (770) 449-7800
                                                   -----------------------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.   Acquisition of Assets

Purchase of the Videojet Building. On September 10, 1999, Wells Operating
---------------------------------
Partnership, L.P. ("Wells OP"), a Delaware limited partnership formed to acquire, own, lease, operate and manage real properties on behalf of Wells Real Estate Investment Trust, Inc. (the "Registrant"), a Maryland corporation, acquired an office, assembly and manufacturing building containing approximately 250,354 rentable square feet located in Wood Dale, DuPage County, Illinois (the "Videojet Building"). Wells OP acquired the Videojet Building from Sun-Pla, A California Limited Partnership (the "Seller"), pursuant to that certain Agreement of Purchase and Sale (the "Contract") between the Seller and Wells Capital, Inc., an affiliate of the Registrant. The Seller is not in any way affiliated with the Registrant or its Advisor.

     The rights under the Contract were assigned by Wells Capital, Inc, the original purchaser under the Contract, to Wells OP at closing. The original purchase price for the Videojet Building was $33,100,000. The Seller was subject to a loan prepayment penalty to its lender in connection with the sale of the Videojet Building to Wells OP. Since the prepayment penalty was less than the parties had anticipated, the purchase price was adjusted downward by $469,060 resulting in an adjusted purchase price of $32,630,940. Since the parties believe that the lender made an error in calculating the prepayment penalty and as a condition to receiving the benefit of the full purchase price adjustment of $469,060, Wells OP agreed to assume an obligation of up to $183,000 in the event that the lender requests retribution. In addition, Wells OP paid brokerage commissions of $500,000 at closing. Wells OP incurred acquisition expenses in connection with the purchase of the Videojet Building, including attorneys fees, appraisers fees, environmental consultants fees and other closing costs, of approximately $27,925.

     The $33,158,865 required to close the Videojet acquisition consisted of $26,158,865 in cash funded from a capital contribution by the Registrant and $7,000,000 in loan proceeds obtained from SouthTrust Bank, N.A. pursuant to the revolving credit facility (the "SouthTrust Loan") originally extended to Wells OP in connection with the acquisition of the PriceWaterhouseCoopers Building in Tampa, Florida (the "PWC Building").

Description of the SouthTrust Loan. On December 31, 1998, Wells OP purchased the
----------------------------------
PWC Building subject to the SouthTrust Loan which, at that time, had an outstanding principal balance of $14,132,538. Wells OP has since used proceeds from the sale of shares of common stock by the Registrant from its public offering to pay off the entire principal balance of this loan. Subsequently, Wells OP borrowed $7,000,000 pursuant to the SouthTrust Loan in order to partially finance the acquisition and development of the Matsushita Project in Lake Forest, California, which is still under construction.

     The SouthTrust Loan consists of a revolving credit facility whereby SouthTrust has agreed to loan up to $15,200,000 to Wells OP. The SouthTrust Loan requires monthly payments of interest only and matures on December 31, 2000. The interest rate on the SouthTrust Loan is a variable rate per annum equal to the London InterBank Offered Rate for a thirty day period plus 200 basis points. The current interest rate under the SouthTrust Loan is

7.44%. The SouthTrust Loan is secured by a first mortgage against the PWC Building.

     Following the funding of the additional $7,000,000 in loan proceeds required to close the Videojet acquisition, the current outstanding balance of the SouthTrust Loan is $14,000,000.

Description of the Building and the Site. The Videojet Building is a two story
----------------------------------------
corporate headquarters facility with 128,247 square feet of office space and 122,107 square feet of assembly and distribution space. The Videojet Building, which was completed in 1991, has tilt-up concrete panels throughout with bands of insulated glass surrounding the office portion of the building.

     The Videojet Building is located at 1500 Mittel Boulevard in the Chancellory Business Park in Wood Dale, Illinois. The site is a 15.3 acre tract of land that is adjacent to the western entrance to O'Hare International Airport.

     An independent appraisal of the Videojet Building was prepared by Appraisal Research Counselors, Ltd., real estate appraisers, as of August 16, 1999, pursuant to which the market value of the land and the leased fee interest subject to the Lease (described below) was estimated to be $33,600,000, in cash or terms equivalent to cash. This value estimate was based upon a number of assumptions, including that the Videojet Building will continue operating at a stabilized level with Videojet Systems International, Inc. ("Videojet") occupying 100% of the rentable area, and is not necessarily an accurate reflection of the fair market value of the property or the net proceeds which would result from a sale of this property. Wells OP also obtained an environmental report prior to closing evidencing that the environmental condition of the land and the Videojet Building were satisfactory.

The Lease. The entire 250,354 rentable square feet of the Videojet Building is
---------
currently under a net lease agreement with Videojet dated May 31, 1991 (the "Lease"). The landlord's interest in the Lease was assigned to Wells OP at the closing.

     The initial term of the Lease is twenty years which commenced in November 1991 and expires in November 2011. Videojet has the right to extend the Lease for one additional five year period of time. The extension option must be exercised by giving notice to the landlord at least 365 days prior to the expiration date of the current lease term.

     The base rent payable for the remainder of the Lease term is as follows:

     ---------------------------------------------------------------------------
          Lease Year                Yearly Base Rent          Monthly Base Rent
     ---------------------------------------------------------------------------
          2000-2001                     $2,838,952                $236,579.33
     ---------------------------------------------------------------------------
          2002-2011                     $3,376,746                $281,395.50
     ---------------------------------------------------------------------------
        Extension Term                  $4,667,439                $388,953.25
     ---------------------------------------------------------------------------

     Under its lease, Videojet is responsible for repair and maintenance of the roof, walls, structure and foundation, landscaping and the heating, ventilating, air conditioning, mechanical, electrical, plumbing and other systems and all other operating costs, including, but not limited to, real estate taxes, special assessments, utilities and insurance.

Item 7.   Financial Statements and Exhibits.

     (a) Financial Statements. The following financial statements relating to
         --------------------
the real property acquired by Wells OP are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                            Page
                                                                            ----
     Report of Independent Public Accountants                               F-1

     Statements of Revenues Over Certain Operating
     Expenses for the year ended December 31, 1998 (Audited)
     and for the six month period ended June 30, 1999 (Unaudited)           F-2

     Notes to Statements of Revenues Over Certain
     Operating Expenses for the year ended December 31, 1998 (Audited)
     and for the six month period ended June 30, 1999 (Unaudited)           F-3

     (b) Pro Forma Financial Information. The following unaudited pro forma
         -------------------------------
financial statements of the Registrant relating to the real property acquired are submitted at the end of this Current Report and are filed herewith and incorporated herein by reference:

                                                                            Page
                                                                            ----
     Summary of Unaudited Pro Forma Financial Statements                    F-5

     Pro Forma Balance Sheet as of June 30, 1999                            F-6

     Pro Forma Statement of Income for the year ended
     December 31, 1998                                                      F-7

     Pro Forma Statement of Income for the six months
     ended June 30, 1999                                                    F-8

     After reasonable inquiry, the Registrant is not aware of any material factors relating to the real property described in this Current Report that would cause the financial information reported herein not to be necessarily indicative of future operating results.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   WELLS REAL ESTATE INVESTMENT
                                   TRUST, INC. (Registrant)


                                   By: /s/ Leo F. Wells, III
                                       --------------------------------
                                       Leo F. Wells, III
                                       President

Date:  September 16, 1999

                      [LETTERHEAD OF ARTHUR ANDERSEN LLP]


                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Wells Real Estate Investment Trust, Inc.:

We have audited the accompanying statement of revenues over certain operating expenses for the VIDEOJET BUILDING for the year ended December 31, 1998. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the Videojet Building after acquisition by the Wells Operating Partnership, L.P. (on behalf of Wells Real Estate Investment Trust, Inc.). The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Videojet Building's revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses presents fairly, in all material respects, the revenues over certain operating expenses of the Videojet Building for the year ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ARTHUR ANDERSEN LLP


Atlanta, Georgia
September 17, 1999

                               VIDEOJET BUILDING


            STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                    FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                 December 31,        June 30,
                                                    1998               1999
                                                 ------------        --------
                                                                    (Unaudited)
RENTAL REVENUES                                   $ 2,995,806        $ 1,497,903

OPERATING EXPENSES, net of reimbursements                   0                  0
                                                  -----------        -----------
REVENUES OVER CERTAIN OPERATING EXPENSES
                                                  $ 2,995,806        $ 1,497,903
                                                  ===========        ===========

       The accompanying notes are an integral part of these statements.

                               VIDEOJET BUILDING


                        NOTES TO STATEMENTS OF REVENUES

                        OVER CERTAIN OPERATING EXPENSES

                   FOR THE YEAR ENDED DECEMBER 31, 1998 AND

                    FOR THE SIX MONTHS ENDED JUNE 30, 1999


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Real Estate Property Acquired

     On September 10, 1999, the Wells Operating Partnership L.P. ("Wells OP"), a Delaware Limited Partnership formed to acquire, own, lease, operate, and manage real properties on behalf of the Wells Real Estate Investment Trust, Inc., acquired a two-story corporate office building with a single story assembly and manufacturing space containing approximately 250,354 rentable square feet located in Wood Dale, DuPage County, Illinois (the "Videojet Building"). The purchase price of the Videojet Building was $33,158,865 which includes acquisition related expenses and $500,000 in selling commissions paid by Wells OP. Wells OP paid $26,130,940 in cash and obtained $7,000,000 in loan proceeds from a line of credit held by SouthTrust Bank, N.A. Additional acquisition fees of $27,925 were incurred related to attorneys' fees, environmental consultants fees, appraisers fees, and other costs.

     The entire 250,354 rentable square feet of the Videojet Building is currently under a net lease agreement dated November 1991 (the "Lease") with Videojet Systems International, Inc. ("Videojet"). The Lease was assigned to Wells OP at the closing. The initial term of the Lease is 20 years which commenced in November 1991 and expires in November 2011. Videojet has the right to extend the Lease for one additional five-year period. The extension option must be exercised by giving notice to the landlord at least 365 days prior to the expiration date of the then current lease term. The monthly base rent payable under the Lease is $236,579 through November 2001 and will be $281,396 for the remainder of the lease term. The monthly base rent payable for the extended term of the Lease will be $388,953, should Videojet choose to extend the lease.

     Under the Lease, Videojet is required to pay as additional rent all real estate taxes, special assessments, utilities, taxes, insurance, and other operating costs associated with the Videojet Building during the term of the Lease. In addition, Videojet is responsible for repair and maintenance of the roof, walls, structure and foundation, landscaping and the heating, ventilating, air conditioning, mechanical, electrical, plumbing, and other systems.

     Rental Revenues

     Rental income from the lease is recognized on a straight-line basis over the life of the lease.

2.   BASIS OF ACCOUNTING

     The accompanying statements of revenues over certain operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses, such as depreciation, interest, and management fees, not comparable to the operations of the Videojet Building after acquisition by Wells OP.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

                   UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma balance sheet as of June 30, 1999 has been prepared to give effect to the acquisition of the Videojet Building by the Wells Operating Partnership, L.P. as if the acquisition occurred as of June 30, 1999. The following unaudited pro forma statements of income have been prepared to give effect to the acquisition of the Videojet Building by the Wells Operating Partnership, L.P. as if the acquisition occurred on January 1, 1998.

Wells Operating Partnership, L.P. is a Delaware limited partnership that was organized to own and operate properties on behalf of the Wells Real Estate Investment Trust, Inc. Wells Real Estate Investment Trust, Inc. is the general partner of the Wells Operating Partnership, L.P.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition been consummated at the beginning of the period presented.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.

                            PRO FORMA BALANCE SHEET

                                 JUNE 30, 1999

                                  (Unaudited)

                                    ASSETS

                                                                                   Wells Real
                                                                                     Estate                               Pro
                                                                                   Investment     Pro Forma              Forma
                                                                                   Trust, Inc.   Adjustments             Total
                                                                                   -----------  --------------        -----------
REAL ESTATE, at cost:
 Land                                                                              $ 6,787,902  $    5,208,335 (a)(b) $11,996,237

 Building and improvements, less accumulated depreciation of $612,243               34,483,001      29,332,160 (a)(b)  63,815,161
                                                                                   -----------  --------------        -----------
      Total real estate                                                             41,270,903      34,540,495         75,811,398

INVESTMENTS IN JOINT VENTURES                                                       15,143,866               0         15,143,866

DUE TO AFFILIATES                                                                      297,953               0            297,953

CASH AND CASH EQUIVALENTS                                                           19,449,957     (19,449,957)(a)              0

DEFERRED PROJECT COSTS                                                                 949,252        (949,252)(b)              0

DEFERRED OFFERING COSTS                                                                529,524               0            529,524

PREPAID EXPENSES AND OTHER ASSETS                                                    1,594,178               0          1,594,178
                                                                                   -----------  --------------        -----------
      Total assets                                                                 $79,235,633  $   14,141,286        $93,376,919
                                                                                   ===========  ==============        ===========

                     LIABILITIES AND SHAREHOLDERS' EQUITY

ACCOUNTS PAYABLE                                                                   $   321,444  $            0        $   321,444

NOTES PAYABLE                                                                        9,918,935       7,000,000 (a)     16,918,935

DUE TO AFFILIATES                                                                      614,274         432,378 (b)      7,755,560
                                                                                                     6,708,908 (a)

DIVIDENDS PAYABLE                                                                    1,119,829               0          1,119,829

MINORITY INTEREST OF UNIT HOLDER IN OPERATING PARTNERSHIP
                                                                                       200,000               0            200,000
                                                                                   -----------  --------------        -----------
      Total liabilities                                                             12,174,482      14,141,286         26,315,768
                                                                                   -----------  --------------        -----------
COMMON SHARES, $.01 par value; 40,000,000 shares
authorized, 7,770,581 shares issued and outstanding                                     77,706               0             77,706

ADDITIONAL PAID-IN CAPITAL                                                          65,653,998               0         65,653,998

RETAINED EARNINGS                                                                    1,329,447               0          1,329,447
                                                                                   -----------  --------------        -----------
      Total shareholders' equity                                                    67,061,151               0         67,061,151
                                                                                   -----------  --------------        -----------
      Total liabilities and shareholders' equity                                   $79,235,633  $   14,141,286        $93,376,919
                                                                                   ===========  ==============        ===========

               (a) Reflects Wells Real Estate Investment Trust, Inc.'s purchase price related to the Videojet Building.

               (b) Reflects deferred project costs allocated to the Videojet
                   Building.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                     FOR THE YEAR ENDING DECEMBER 31, 1998

                                  (Unaudited)

                                             Wells Real
                                               Estate                        Pro
                                             Investment     Pro Forma       Forma
                                             Trust, Inc.   Adjustments      Total
                                             -----------   ------------   ----------
REVENUES:
 Rental income                               $    20,994   $2,995,806(a)  $3,016,800
 Equity in income of joint ventures              263,315            0        263,315
 Interest income                                 110,869            0        110,869
                                             -----------   ----------     ----------
                                                 395,178    2,995,806      3,390,984
                                             -----------   ----------     ----------

EXPENSES:
 Operating costs, net of reimbursements           11,033            0         11,033
 Depreciation                                          0    1,173,286(b)   1,173,286
 Interest                                              0      520,625(c)     520,625
 General and administrative                       29,943            0         29,943
 Legal and accounting                             19,552            0         19,552
 Computer costs                                      616            0            616
                                             -----------   ----------     ----------
                                                  61,144    1,693,911      1,755,055
                                             -----------   ----------     ----------
NET INCOME                                   $   334,034   $1,301,895     $1,635,929
                                             ===========   ==========     ==========

EARNINGS PER SHARE (BASIC AND DILUTED)       $      0.40   $     1.56     $     1.96
                                             ===========   ==========     ==========

               (a) Rental income recognized on a straight-line basis.

               (b) Depreciation expense on the Videojet Building using the straight line method and a 25-year life.

               (c) Interest expense on the $7,000,000 note payable which bears interest at 7.4375%.

                   WELLS REAL ESTATE INVESTMENT TRUST, INC.


                         PRO FORMA STATEMENT OF INCOME

                 FOR THE SIX-MONTH PERIOD ENDING JUNE 30, 1999

                                  (Unaudited)

                                             Wells Real
                                               Estate                              Pro
                                             Investment      Pro Forma            Forma
                                             Trust, Inc.    Adjustments           Total
                                             -----------    -------------       -----------
REVENUES:
 Rental income                               $ 1,579,014    $ 1,497,903(a)      $ 3,076,917
 Equity in income of joint ventures              398,178              0             398,178
 Interest income                                 215,746              0             215,746
                                             -----------    -----------         -----------
                                               2,192,938      1,497,903           3,690,841
                                             -----------    -----------         -----------
EXPENSES:
 Operating costs, net of reimbursements          370,744              0             370,744
 Management and leasing fees                      82,085              0              82,085
 Depreciation                                    612,243        586,643(b)        1,198,886
 Interest                                              0        260,313(c)          260,313
 General and administrative costs                 69,940              0              69,940
 Legal and accounting                             56,450              0              56,450
 Computer costs                                    6,063              0               6,063
                                             -----------    -----------         -----------
                                               1,197,525        846,956           2,044,481
                                             -----------    -----------         -----------
NET INCOME                                   $   995,413    $   650,947         $ 1,646,360
                                             ===========    ===========         ===========

EARNINGS PER SHARE (BASIC AND DILUTED)       $      0.19    $      0.12         $      0.31
                                             ===========    ===========         ===========

               (a) Rental income recognized on a straight-line basis.

               (b) Depreciation expense on the Videojet Building using the straight-line method and a 25-year life.

               (c) Interest expense on the $7,000,000 note payable which bears interest at 7.4375%.